SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2011

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION

On May 4, 2011 we issued a news release reporting the results of our operations for the year and quarter ended March 31, 2011. The text of the release is furnished as Exhibit 99.1 to this Current Report on Form 8K.

The information we are furnishing under Item 2.02 of this Current Report on Form 8K, including Exhibit 99.1, is not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01	REGULATION FD DISCLOSURES

In this item we are highlighting our disclosure, in Exhibit 99.1, that we have updated our online disclosure of our entire investment portfolio to provide details of our holdings through March 31, 2011. The disclosure is available under Supplemental Investor Information in the Investor Relations section of our website, www.ProAssurance.com. The direct link to the Supplemental Investor Information page is: www.proassurance.com/investorrelations/supplemental.aspx.

The information we are furnishing under Item 7.01 of this Current Report on Form 8K, including Exhibit 99.1, is not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1	News release issued on May 4, 2011 reporting results of our operations for the year and quarter ended March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2011

PROASSURANCE CORPORATION
by:  /s/ Frank B. O’Neil
-----------------------------------------------------
Frank B. O’Neil
Senior Vice-President